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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  April 5, 2002



                           SPARTA SURGICAL CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                    1-11047                    22-2870438
  (State or other juris-           (Commission             (I.R.S. Employer ID
 diction of incorporation)         File Number)                   Number)




                  849 E Stanley Blvd, #209 Livermore, CA. 94550
                    (Address of principal executive offices)



        Registrant's telephone number, including area code (925) 373-0374 not applicable
          (Former name or former address, if changed since last report)


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Sparta Surgical Corporation

Form 8-K


ITEM 5 - OTHER EVENTS
---------------------



On February 01, 2002, the Company's wholly-owned subsidiary, Neslo Medical, Inc., ("Neslo") received a Demand Notice from Wells Fargo Bank for the payment of a loan obligation due on December 15, 2001, in the approximate amount of $44,623.00, plus accrued interest, court costs and attorney fees. On February 6, 2002, Neslo filed for dissolution in accordance with the provisions of
Section 275 of the General Corporation Law of the State of Delaware, as amended, as Neslo has essentially ceased doing business since October 10, 2001. On March 7, 2002, Wells Fargo Bank filed a Verified Complaint against Neslo and Reiner, as a Guarantor for the obligation for Money Had and Received, Breach of Contract and Guaranty. The Complaint was filed in the Superior Court of the State of California, Contra Costa County, Case #02-00553.

With respect to Sparta Surgical itself, the Company is continuing to experience a severe cash flow crisis, in that it has insufficient working capital to continue to pay its ongoing expenses, insufficient income on cash flow from operations and no ability to borrow additional amounts of capital from conventional sources, and its failure to obtain additional working capital will lead to even more significant adverse consequences. The Company's Chairman, President and CEO, Thomas F. Reiner ("Reiner") has been providing us with a working capital credit facility, which is secured by a first position security interest in all of the Company's assets in favor of Reiner. The existing secured working capital credit facility is in default and Mr. Reiner has recently filed a complaint against the Company for default under the various Notes and Security Agreements pursuant to a judicial foreclosure on all of the Company's assets. The failure to finalize additional financing to repay the Notes to Reiner, the Company will lose all of its assets to Reiner and cease operations. However, even though Mr. Reiner has no obligation to do so, subsequent to the date of such default and filing of the complaint, Mr. Reiner continues to lend the Company additional amounts under the credit facility in order to allow the Company to continue its daily operation. In addition, due to the insufficient working capital, the Company is unable to provide further assurance that it will file on a timely basis its Form 10-KSB annual report for the period ending fiscal year February 28, 2002. In the event the Company fails to file its Form 10-KSB on a timely basis, its Common Stock will be delisted from trading on the OTC Bulletin Board to the Pink Sheet, and therefore the Common Stock can be classified as "penny stock", with limited trading activity, if any, and the Common Stock price could decline substantially.


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                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SPARTA SURGICAL CORPORATION
Date: April 5, 2002
                                         By  /s/     Thomas F. Reiner
                                         ---------------------------------------
                                         Thomas F. Reiner,
                                         Chairman of the Board,
                                         President and Chief Executive Officer